Q1 2021 Update Exhibit 99.1

Highlights 03 Financial Summary 04 Operational Summary 06 Vehicle Capacity            07 Core Technology                   08 Other Highlights 09 Outlook 10 Photos                                                                                     11 Key Metrics                                                                           21 Financial Statements 23 Additional Information 29

HIGHLIGHTS

Cash

Operating cash flow less capex (free cash flow) of $293M in Q1

Debt and finance lease reduction of $1.2B in Q1

Net cash outflow of $1.2B related to Bitcoin in Q1

In total, $2.2B decrease in our cash and cash equivalents in Q1 to $17.1B

Profitability

$594M GAAP operating income; 5.7% operating margin in Q1

$438M GAAP net income; $1.1B non-GAAP net income (ex-SBC[1]) in Q1

SBC expense of $614M in Q1

Operations

Model 3 was the best-selling premium sedan in the world[3]

Production ramp of Model Y in Shanghai progressing well

Record vehicle production and deliveries in Q1

SUMMARY

In Q1, we achieved our highest ever vehicle production and deliveries. This was in spite of multiple challenges, including seasonality, supply chain instability and the transition to the new Model S and Model X. Our GAAP net income reached $438M, and our non-GAAP net income surpassed $1B for the first time in our history.

While the ASP[2] of our vehicles declined in Q1, our auto gross margin increased sequentially, as our costs decreased even faster. Reducing the average cost of the vehicles we produce is essential to our mission. In 2017, as we began production of Model 3, our average cost per vehicle across the fleet was ~$84,000. Due to the launch of new products and new factories and the reduced mix of Model S and Model X, our average cost declined to sub-$38,000 per vehicle in Q1.

About three and a half years into its production, and even without a European factory, Model 3 was the best-selling premium sedan in the world,[3] outselling long-time industry leaders such as the 3 Series and E-Class. This demonstrates that an electric vehicle can be a category leader and outsell its gas-powered counterparts. We believe Model Y can become not just a category leader, but also the best-selling vehicle of any kind globally.

First deliveries of the new Model S should start very shortly, Model Y production rate in Shanghai continues to improve quickly and two new factories – Berlin and Texas – are making progress. There is a lot to be excited about in 2021.

(1) SBC = stock-based compensation
(2) ASP = average selling price
(3) Based on most recent comparable publicly available OEM data

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T E S L A

F I N A N C I A L  S U M M A R Y (Unaudited) 4 (1) Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020. EPS = Earnings per share

F I N A N C I A L   S U M M A R Y Revenue Profitability Cash Total revenue grew 74% YoY in Q1. This was primarily achieved through substantial growth in vehicle deliveries, as well as growth in other parts of the business. At the same time, vehicle ASP declined by 13% YoY as Model S and Model X deliveries reduced in Q1 due to the product updates and as lower ASP China-made vehicles became a larger percentage of our mix.  Our operating income improved in Q1 compared to the same period last year to $594M, resulting in a 5.7% operating margin. This profit level was reached while incurring SBC expense attributable to the 2018 CEO award of $299M in Q1, driven by an increase in market capitalization and a new operational milestone becoming probable.  Year over year, positive impacts from volume growth, regulatory credit revenue growth, gross margin improvement driven by further product cost reductions and sale of Bitcoin ($101M positive impact, net of related impairments, in “Restructuring & Other” line) were mainly offset by a lower ASP, increased SBC, additional supply chain costs, R&D investments and other items. Model S and Model X changeover costs negatively impacted both gross profit as well as R&D expenses.  Quarter-end cash and cash equivalents decreased to $17.1B in Q1, driven mainly by a net cash outflow of $1.2B in cryptocurrency (Bitcoin) purchases, net debt and finance lease repayments of $1.2B, partially offset by free cash flow of $293M. 5

(1) Days of supply is calculated by dividing new car ending inventory by the relevant quarter’s deliveries and using 75 trading days (aligned with Automotive News definition). 6 O P E R A T I O N A L   S U M M A R Y (Unaudited)

VEHICLE CAPACITY

ICE vehicles comprised 97% of cars sold globally in 2020 and 98% of Tesla trade-ins.[1] As more OEMs join our mission by launching EVs, we believe consumer confidence in EVs continues to increase and more customers are willing to make the switch. Our Q1 order rate[2] was the strongest in our history and we are moving as quickly as possible to add more production capacity.

US: California and Texas

In Fremont, Model Y production continued to ramp successfully and is approaching full capacity. In Texas, the factory buildout continues to progress quickly, remaining on track to start production and deliveries late this year. We recently began moving equipment into the building and are in the process of commissioning them in certain areas.

China: Shanghai

Model Y ramp in Shanghai is progressing well. We expect that our Shanghai factory will continue to increase quarterly production output through the year. We recently improved our domestic supply sourcing ratio to over 90%. Vehicle exports to Europe and APAC continue to progress as planned.

Europe: Berlin-Brandenburg

In Europe, buildout of Gigafactory Berlin is continuing to move forward, with production and deliveries remaining on track for late 2021. Machinery for paint, stamping, castings, etc., continues to be moved into the building. In the meantime, we will continue to increase import volumes to Europe.

What cars do Tesla buyers trade in?[1]


EV
Toyota
Honda
Ford
Other non-premium brands
BMW
Lexus
Audi
Other premium brands
Our competitors are 98% ICE

Installed Annual Capacity		Current	Status
California	**Model S / Model X**	100,000	Production
	Model 3 / Model Y	500,000	Production
Shanghai	**Model 3 / Model Y**	450,000	Production
Berlin	**Model Y**	-	Construction
Texas	**Model Y**	-	Construction
	Cybertruck	-	In development
TBD	**Tesla Semi**	-	In development
	Roadster	-	In development
	Future Product	-	In development

Installed capacity ≠ Current production rate. Production rate depends on pace of factory ramp, supply chain ramp, downtime related to factory upgrades, national holidays and other factors.

(1) Trade-ins for Model 3 and Model Y in the US over the past 2 years, excluding Tesla trade-ins
(2) Net orders for vehicles in production

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CORE TECHNOLOGY

Autopilot and Full Self Driving (FSD)

Our team continues to focus on the V9 version of FSD City Streets beta, which will soon become more widely available in the United States.

We believe that a vision-only system is ultimately all that is needed for full autonomy. Our AI-based software architecture has been increasingly reliant on cameras, to the point where radar is becoming unnecessary earlier than expected. As a result, our FSD team is fully focused on evolving to a vision-based autonomous system and we are nearly ready to switch the US market to Tesla Vision.

Vehicle Software

While over-the-air software updates of maps and infotainment systems are becoming more common, firmware updates remain rare in the automotive industry. In Q1, we were able to navigate through global chip supply shortage issues in part by pivoting extremely quickly to new microcontrollers, while simultaneously developing firmware for new chips made by new suppliers.

Battery and Powertrain

The range of our vehicles has increased significantly over the years and will continue to increase thanks to improvements in cell chemistry, cell design, battery pack architecture, powertrain efficiency, new thermal systems and vehicle platform design. Because achieving longer range is essential for converting more ICE vehicle owners to EVs, range improvements remain one of our main priorities.


140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
3Q-2017
4Q-2017
1Q-2018
2Q-2018
3Q-2018
4Q-2018
1Q-2019
2Q-2019
3Q-2019
4Q-2019
1Q-2020
2Q-2020
3Q-2020
4Q-2020
1Q-2021
Tesla Model 3
BMW 3 Series
Mercedes E-Class
Audi Q5
Audi A6

Global premium vehicle sales [1]


450
400
350
300
250
200
150
100
50
0
Jul-12
Jul-13
Jul-14
Jul-15
Jul-16
Jul-17
Jul-18
Jul-19
Jul-20

Improvements of Model S EPA-estimated range continue to accelerate

(1) Reflects currently publicly available data from OEMs

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OTHER HIGHLIGHTS

Energy Storage

Energy storage deployments grew 71% YoY in Q1, mainly driven by the popularity of Powerwall. Demand for Powerwall continues to far exceed our production rate. As a result, we recently shifted Powerwall deliveries to solar customers only. As we increase our production rate, we may make it available once again as a stand-alone product. The recent snowstorm in Texas and other blackout events continue to drive customers toward home energy storage solutions.

Energy storage deployments can vary meaningfully quarter to quarter depending on the timing of specific project milestones, which is the driver behind the sequential decline in MWh. Production of energy storage products improved further sequentially as our backlog remains long.


100
90
80
70
60
50
40
30
20
10
-
1Q-2018
2Q-2018
3Q-2018
4Q-2018
1Q-2019
2Q-2019
3Q-2019
4Q-2019
1Q-2020
2Q-2020
3Q-2020
4Q-2020
1Q-2021

Recovery of Tesla Solar deployments in MW

Solar Retrofit and Solar Roof

Solar deployments reached 92 MW in Q1 — our strongest quarter in 2.5 years. Solar Roof deployments grew 9x compared to the same period last year.

Service and Other

Our used Tesla vehicle business continues to grow in total volume and improve financially. The volume in this business is a function of historical new car deliveries, which suggests our used car business has a strong foundation for growth. Additionally, we remain focused on global growth in service capacity, reduced customer wait times and improved operational efficiency.


0
2018
2019
2020
Q1-2021
annualized

Used Tesla vehicle sales

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OUTLOOK

Volume

We plan to grow our manufacturing capacity as quickly as possible. Over a multi-year horizon, we expect to achieve 50% average annual growth in vehicle deliveries. In some years we may grow faster, which we expect to be the case in 2021. The rate of growth will depend on our equipment capacity, operational efficiency and capacity and stability of the supply chain.

Cash

We have sufficient liquidity to fund our product roadmap, long-term capacity expansion plans and other expenses.

Profit

We expect our operating margin will continue to grow over time, continuing to reach industry-leading levels with capacity expansion and localization plans underway.

Product

We are currently building Model Y capacity at Gigafactory Berlin and Gigafactory Texas and remain on track to start production and deliveries from each location in 2021. Gigafactory Shanghai will continue to expand further over time. Tesla Semi deliveries will also begin in 2021.

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P H O T O S

12 G I G A F A C T O R Y B E R L I N - M O D E L Y F A C T O R Y C O N S T R U C T I O N

13 G I G A F A C T O R Y B E R L I N - G I G A C A S T I N G

14 G I G A F A C T O R Y B E R L I N - S T A M P I N G P R E S S

G I G A F A C T O R Y T E X A S - M O D E L Y F A C T O R Y C O N S T R U C T I O N 15

16 G I G A F A C T O R Y T E X A S - M O D E L Y F A C T O R Y C O N S T R U C T I O N

17 G I G A F A C T O R Y T E X A S - M O D E L Y F A C T O R Y I N T E R I O R

18 G I G A F A C T O R Y T E X A S - M O D E L Y F A C T O R Y I N T E R I O R

G I G A F A C T O R Y   S H A N G H A I   -   E X P A N S I O N C O N T I N U E S 19

T E S L A S E M I - P R O T O T Y P E T E S T I N G 20

Vehicle Deliveries (units) K E Y   M E T R I C S   Q U A R T E R L Y  (Unaudited) 21 Operating Cash Flow ($B) Free Cash Flow ($B) Net income ($B) Adjusted EBITDA ($B)

Vehicle Deliveries (units) Operating Cash Flow ($B) Free Cash Flow ($B) K E Y   M E T R I C S   T R A I L I N G   1 2   M O N T H S   ( T T M ) (Unaudited) 22 Net income ($B) Adjusted EBITDA ($B)

F I N A N C I A L S T A T E M E N T S

S T A T E M E N T O F O P E R A T I O N S (Unaudited) 24 (1)Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020.

B A L A N C E   S H E E T (Unaudited) 25

S T A T E M E N T   O F   C A S H   F L O W S  (Unaudited) 26

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 27 (1) Prior period results have been retroactively adjusted to reflect the five-for-one stock split effected in the form of a stock dividend in August 2020

R e c o n c I l I a t I o n   o f   G A A P   t o   N o n – G A A P   F I n a n c I a l   I n f o r m a t I o n (Unaudited) 28 TTM = Trailing twelve months

A D D I T I O N A L I N F O R M A T I O N WEBCAST INFORMATION Tesla will provide a live webcast of its first quarter 2021 financial results conference call beginning at 2:30 p.m. PT on April 26, 2021 at ir.tesla.com. This webcast will also be available for replay for approximately one year thereafter.   CERTAIN TERMS When used in this update, certain terms have the following meanings. Our vehicle deliveries include only vehicles that have been transferred to end customers with all paperwork correctly completed. Our energy product deployment volume includes both customer units installed and equipment sales; we report installations at time of commissioning for storage projects or inspection for solar projects, and equipment sales at time of delivery. "Adjusted EBITDA" is equal to (i) net income (loss) attributable to common stockholders before (ii)(a) interest expense, (b) provision for income taxes, (c) depreciation, amortization and impairment and (d) stock-based compensation expense, which is the same measurement for this term pursuant to the performance-based stock option award granted to our CEO in 2018. "Free cash flow" is operating cash flow less capital expenditures. “Net orders” means configured orders for vehicles in production minus cancellations. Average cost per vehicle is cost of revenues – automotive sales divided by vehicle deliveries (excluding leases). NON-GAAP FINANCIAL INFORMATION Consolidated financial information has been presented in accordance with GAAP as well as on a non-GAAP basis to supplement our consolidated financial results. Our non-GAAP financial measures include non-GAAP automotive gross margin, non-GAAP net income (loss) attributable to common stockholders, non-GAAP net income (loss) attributable to common stockholders on a diluted per share basis (calculated using weighted average shares for GAAP diluted net income (loss) attributable to common stockholders), Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. These non-GAAP financial measures also facilitate management’s internal comparisons to Tesla’s historical performance as well as comparisons to the operating results of other companies. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to our investors regarding our financial condition and results of operations, so that investors can see through the eyes of Tesla management regarding important financial metrics that Tesla uses to run the business and allowing investors to better understand Tesla’s performance. Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under U.S. GAAP when understanding Tesla’s operating performance. A reconciliation between GAAP and non-GAAP financial information is provided above.  FORWARD-LOOKING STATEMENTS Certain statements in this update, including statements in the “Outlook” section; statements relating to the future development, production capacity and output rates, demand and market growth, deliveries, deployment, availability, range and other features and improvements and timing of existing and future Tesla products and technologies such as Model 3, Model Y, Model X, Model S, Tesla Semi, Autopilot and Full Self Driving software, hardware and equipment, our energy storage products and the battery and powertrain technologies we are developing; statements regarding operating margin, spending and liquidity; and statements regarding construction, expansion, improvements and/or ramp and related timing at the Tesla Factory, Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: uncertainties in future macroeconomic and regulatory conditions arising from the current global pandemic; the risk of delays in launching and manufacturing our products and features cost-effectively; our ability to grow our sales, delivery, installation, servicing and charging capabilities and effectively manage this growth; consumers’ demand for electric vehicles generally and our vehicles specifically; the ability of suppliers to deliver components according to schedules, prices, quality and volumes acceptable to us, and our ability to manage such components effectively; any issues with lithium-ion cells or other components manufactured at Gigafactory Nevada; our ability to build and ramp Gigafactory Shanghai, Gigafactory Berlin and Gigafactory Texas in accordance with our plans; our ability to procure supply of battery cells, including through our own manufacturing; risks relating to international expansion; any failures by Tesla products to perform as expected or if product recalls occur; the risk of product liability claims; competition in the automotive and energy product markets; our ability to maintain public credibility and confidence in our long-term business prospects; our ability to manage risks relating to our various product financing programs; the status of government and economic incentives for electric vehicles and energy products; our ability to attract, hire and retain key employees and qualified personnel and ramp our installation teams; our ability to maintain the security of our information and production and product systems; our compliance with various regulations and laws applicable to our operations and products, which may evolve from time to time; risks relating to our indebtedness and financing strategies; and adverse foreign exchange movements. More information on potential factors that could affect our financial results is included from time to time in our Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in our annual report on Form 10-K filed with the SEC on February 8, 2021. Tesla disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.    29